UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2012

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	I-33784	20-8084793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(405) 429-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

SandRidge Energy, Inc. (the “Company”) is filing this amendment to the Current Report on Form 8-K filed by the Company on December 21, 2012 (the “Report”) in order to describe certain subsequent events relating to the matters disclosed in such report as set forth below.

On December 19, 2012, the Company received written consents, dated December 19, 2012, from a stockholder of record on December 13, 2012 (the “Record Date”) relating to the proposals by TPG-Axon Partners, LP (“TPG-Axon Domestic”) to (i) amend the Amended and Restated Bylaws of the Company to eliminate the division of the Company’s Board of Directors (the “Board”) into classes and to permit the removal of directors by stockholders with or without cause and (ii) remove members of the Board as proposed by TPG-Axon Domestic. Under Section 228 of the Delaware General Corporation Law, corporate actions with respect to the Company would become effective if valid, unrevoked consents to such actions signed by the holders of a majority of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), outstanding as of the record date for such actions are delivered to the Company within 60 days of the earliest dated consent delivered to the Company in the manner prescribed by the statute.

On December 24, 2012, TPG-Axon Domestic filed a lawsuit asserting that the written consents received by the Company on December 19, 2012 were not effective to begin the 60-day period for the delivery of consents with respect to the proposals (the “TPG-Axon Consent Proposals”) made by TPG-Axon Domestic, certain of its affiliates and nominees (collectively, the “TPG-Axon Group”) as described in the definitive consent revocation statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 18, 2013.

On January 15, 2013, the Company and TPG-Axon Domestic entered into a settlement agreement with respect to such lawsuit. As part of the settlement, TPG-Axon Domestic and the Company agreed that any written consents delivered to the Company prior to the date on which the TPG-Axon Group filed its definitive consent statement with the SEC will not be deemed valid, and TPG-Axon Domestic delivered a signed written consent to the Corporate Secretary of the Company with respect to each of the TPG-Axon Consent Proposals in accordance with the procedures set forth in Section 228 of the Delaware General Corporation Law on January 16, 2013. Consequently, the TPG-Axon Consent Proposals will become effective if valid, unrevoked consents signed by the holders of a majority of the shares of the Common Stock outstanding as of the Record Date are delivered to the Company no later than March 15, 2013 (which is the last business day in the 60-day period discussed above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 22, 2013	SANDRIDGE ENERGY, INC.

	By:	/s/ James D. Bennett
James D. Bennett
Executive Vice President and Chief Financial Officer